UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.  1 )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DONEGAL GROUP INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS OF DONEGAL GROUP INC.

TO BE HELD ON APRIL 16 2020

The following Notice of Change of Location (the “Notice”) supplements and relates to the proxy statement dated March 16, 2020 (the “Proxy Statement”) of Donegal Group Inc. (“we” or “our”) in connection with the solicitation of proxies by our board of directors for use at our annual meeting of stockholders (the “annual meeting”) to be held on Thursday, April 16, 2020 and at any adjournment or postponement of our annual meeting.  THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 16 2020

To the Stockholders of

DONEGAL GROUP INC.:

NOTICE IS HEREBY GIVEN that, in order to avoid health risks associated with the current COVID-19 pandemic, we will hold our annual meeting as a “virtual meeting” and have canceled the physical meeting we previously announced in the Proxy Statement.

We filed our Notice of 2020 Annual Meeting and Proxy Statement with the Securities and Exchange Commission on March 16, 2020. That document and the enclosed proxy card, which were mailed to stockholders on or about March 16, 2020, together with our 2019 Annual Report to stockholders, were printed prior to the decision to change our annual meeting to a live webcast, and contain now outdated information regarding an in-person meeting. Our annual meeting will be held on Thursday, April 16, 2020 at 10:00 a.m. Eastern Time.  You will be able to attend our annual meeting, vote and submit questions during our annual meeting only via live webcast at www.virtualshareholdermeeting.com/DGICA2020.  In order to participate, vote and submit questions in our annual meeting, you will need to have your 16-digit control number that was included on the proxy card you received with the proxy materials mailed to you.  Guests may participate in the webcast but will not have the ability to vote or ask questions during our annual meeting.

Your vote is important to us, regardless of the number of shares you hold. We will miss the opportunity to see you in person this year, but we hope you will be able to attend our annual meeting via the live webcast. Once you have reviewed the proxy materials and have made your decision, please vote your shares using one of the methods outlined in the Proxy Statement, except that if you were planning to vote in person, you may exercise your vote during the live webcast by following the instructions available on the virtual meeting website during the webcast.

By order of our board of directors,

Kevin G. Burke,
President and Chief Executive Officer

March 27, 2020
Marietta, Pennsylvania